Exhibit 99.1

Contact:	Brian Beades 212-810-5596 ahr-info@blackrock.com

Anthracite Capital Announces Pricing of Public Offering of Common Stock

New York, June 7, 2007 – Anthracite Capital, Inc. (“Anthracite” or the “Company”) (NYSE: AHR) today announced the pricing of a follow-on public offering of 5,000,000 shares of its common stock, par value $0.001 per share, at a price of $11.75 per share, before underwriting discounts and commissions. The aggregate net proceeds to the Company of the offering are estimated to be $55.6 million. The Company has granted the underwriters an option, exercisable for 30 days, to purchase up to 750,000 additional shares of common stock.

The Company intends to use the net proceeds from this offering to finance its commercial real estate strategies, which will include investments in commercial real estate securities and commercial real estate loans, and pending utilization of these net proceeds for its commercial real estate strategies, for general corporate purposes, which may include the repayment of debt. Lehman Brothers is acting as sole book-running manager. The co-managers are Deutsche Bank Securities, Jefferies & Company and Stifel Nicolaus.

A registration statement relating to these securities was filed with and declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering of these securities will be made only by means of a prospectus, copies of which may be obtained by contacting the prospectus department of Lehman Brothers Inc., c/o Broadridge, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, NY 11717; email: qiana.smith@broadridge.com or fax (631) 254-7268.

About Anthracite

Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield commercial real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. (“BlackRock”) (NYSE:BLK), a publicly traded investment management firms.

Forward-Looking Statements

This press release, and other statements that Anthracite may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Anthracite’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite’s SEC reports and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite’s assets; (3) the relative and absolute investment performance and operations of BlackRock Financial Management, Inc. (“BlackRock”), Anthracite’s Manager; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite or BlackRock; (8) terrorist activities and international hostilities, which may adversely affect the general economy, domestic and global financial and capital markets, specific industries, and Anthracite; (9) the ability of BlackRock to attract and retain highly talented professionals; (10) fluctuations in foreign currency exchange rates; and (11) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite’s Annual Report on Form 10-K for the year ended December 31, 2006 and Anthracite’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov, identify additional factors that can affect forward-looking statements.

To learn more about Anthracite, visit our website at www.anthracitecapital.com. The information contained on the Company’s website is not a part of this press release.

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